SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2002


                       AMERICAN BIOGENETIC SCIENCES, INC.
                       ----------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    DELAWARE
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                    (STATE OF JURISDICTION OF INCORPORATION)


              0-19041                                    11-2655906
        ---------------------               ---------------------------------
        (COMMISSION FILE NO.)               (IRS EMPLOYER IDENTIFICATION NO.)


        1375 AKRON STREET, COPIAGUE, NEW YORK                   11726
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                  516-789-2600
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               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 4.    Changes in Registrant's Certifying Accountant.
------     ---------------------------------------------

          On August 5, 2002, the Company received a letter from the Securities and Exchange Commission (the "SEC") that the SEC has been advised by Arthur Andersen LLP ("Andersen"), the Company's independent public accountants, that Andersen is unable to perform future audit services for the Company and, as a result, Andersen's relationship with the Company is effectively terminated.

          Andersen's report on the financial statements of the Company for each of the past two fiscal years reflected that such financial statements were "prepared assuming the Company will continue as a going concern." Except therefor, Andersen's reports on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years.

          During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, there was no "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K, and there was no disagreement or difference of opinion with Andersen regarding any "reportable event."

          During the two most recent fiscal years and the subsequent interim period through the date of this Report, neither the Company nor anyone on behalf of the Company consulted another auditing firm regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

          The Company has been advised by Andersen that it is no longer issuing letters to companies for whom it was providing audit services, such as the Company, either concurring or disagreeing with statements of the nature made herein by the Company.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AMERICAN BIOGENETIC SCIENCES, INC.


Dated: August 15, 2002                     By: /s/ Timothy J. Roach
                                               ---------------------------------
                                               Name:  Timothy J. Roach
                                               Title: Treasurer